Computation for Basic and Diluted Income Per Common Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Schedule Of Earnings Per Share Basic And Diluted [Line Items]
Net income -basic	$ 1,417	$ 3,869
Add back: Interest expense on debentures (net of tax)	5,907	4,634
Net income used for diluted earnings per share	$ 7,324	$ 8,503
Basic income per share	$ 0.02	$ 0.05
Diluted income per share	$ 0.02	$ 0.05